UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

2031 Notes Offering

On May 10, 2023, Dana Incorporated (“Dana”) issued a news release announcing the intention of its wholly-owned subsidiary, Dana Financing Luxembourg S.à r.l. (the “Issuer”), to offer €425 million aggregate principal amount of senior unsecured notes due 2031 (the “2031 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “2031 Notes Offering”). The 2031 Notes will be fully and unconditionally guaranteed by Dana.

Dana intends to use the net proceeds from the 2031 Notes Offering (i) to redeem $200 million of the Issuer’s outstanding 2025 Notes (as defined below), (ii) to repay $245 million of outstanding borrowings under Dana’s revolving credit facility and (iii) to pay related fees and expenses.

A copy of the news release announcing the 2031 Notes Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2025 Notes Redemption

On May 10, 2023, Dana further announced that it had issued a conditional notice of partial redemption pursuant to the indenture governing the 5.750% Senior Notes due 2025 (the “2025 Notes”). Dana intends to redeem, subject to the condition described below, $200 million of the Issuer’s outstanding 2025 Notes on June 9, 2023 (the “Redemption Date”) at a redemption price equal to 100.000% of the principal amount of the 2025 Notes redeemed, plus accrued and unpaid interest thereon to, but not including, the Redemption Date (the “2025 Notes Redemption”). The redemption is conditioned on Dana receiving funds from the offer and sale of at least €425 million aggregate principal amount of newly issued debt securities of the Issuer (the “Financing Condition”). If the Financing Condition is not satisfied on or prior to the Redemption Date, this notice of conditional partial redemption may be rescinded by the Issuer and will be of no effect.

The information in this item (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description

99.1	Dana Incorporated News Release dated May 10, 2023 Announcing Dana’s 2031 Notes Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: May 10, 2023	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary

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